INCOME TAXES (Schedule of Income Tax Amounts Recorded to Stockholders' Equity) (Details) - USD ($) $ in Thousands	12 Months Ended
	Jun. 30, 2017	Jun. 30, 2016	Jun. 30, 2015
Income Tax Disclosure [Abstract]
Net unrealized (gain) loss on securities available for sale	$ 17	$ 58	$ 85
Net non-credit (gain) loss on securities with OTTI	(44)	(56)	(64)
Total income tax amounts recorded to stockholders' equity	$ (27)	$ 2	$ 21